                                                                     Exhibit 1.1

                         FORM OF UNDERWRITING AGREEMENT

                                8,000,000 SHARES

                               CHILES OFFSHORE LLC

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Prudential Securities Incorporated
Wasserstein Perella Securities, Inc.
As Representatives of the several Underwriters, c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010-3629


Dear Sirs:

         1. INTRODUCTORY. Chiles Offshore, LLC, a Delaware limited liability company, immediately following either its conversion into Chiles Offshore Inc., a Delaware corporation, pursuant to Section 266 of the Delaware General Corporation Law, or its merger with and into a corporate subsidiary (an "Incorporation Event") (Chiles Offshore LLC together with Chiles Offshore Inc. to be collectively referred to herein as the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 8,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company (the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 1,200,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, collectively being hereinafter called the "Securities"). As part of the offering contemplated by this Agreement, Credit Suisse First Boston Corporation (the "Designated Underwriter") has agreed to reserve up to 5% of the Underwritten Securities purchased by it under this Agreement for sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "Participants"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "Directed Share Program"). The Underwritten Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "Directed Shares") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company hereby agrees with the several Underwriters as follows:

         2.       REPRESENTATIONS AND WARRANTIES.

         (a) Each of the Company and its subsidiaries represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2.

                           (i) A registration statement (No. 333-39418) relating to the Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either
         (A) an additional registration statement ("additional registration statement") relating to the Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                           (ii) If the Effective Time of the Initial
         Registration Statement is prior to the execution and delivery of this
         Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances they were made in the case of the Prospectus, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances they were made in the case of the Prospectus, not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a

         Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

                           (iii) None of the Company, any of its subsidiaries or the jackup drilling rigs known or to be known as the CHILES TONALA or the CHILES DISCOVERY has sustained since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; since the respective dates as of which information is given in the Registration Statements and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or other), business, properties (including, without limitation, any construction in progress), general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its equity interests.

                           (iv) The Company and its subsidiaries have good and marketable title to all real and personal property and assets owned by them, in each case, free and clear of all liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                           (v) Each of the Company and its only two limited liability company subsidiaries, Chiles Magellan LLC and Chiles Columbus LLC, has been duly formed and is an existing limited liability company in good standing under the laws of the State of Delaware, with power and authority (limited liability company and other) to own its properties and conduct its business as described in the Prospectus; and each of the Company, Chiles Magellan LLC and Chiles Columbus LLC is duly qualified to do business as a foreign limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                           (vi) Chiles Offshore Finance Corp., the Company's only corporate subsidiary, has been duly formed and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and Chiles Offshore Finance Corp. is duly qualified to do business as a foreign limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                           (vii) (a) The Amendment, dated as of June 14, 2000, to the Second Amended and Restated Operating Agreement of Chiles LLC, dated as of May 1, 2000, has been duly authorized and adopted and (b) the form of Registration Rights Agreement filed as Exhibit 10.16 to the Initial Registration Statement, including Section 7 therein, has been adopted and agreed to by each member of the Company and will become effective upon an Incorporation Event.

                           (viii) At the Closing, the Company will have validly effected an Incorporation Event. Such Incorporation Event has been duly authorized by all necessary action of the members of Chiles Offshore LLC. Upon completion of such Incorporation Event, Chiles Offshore Inc. will be a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and will be duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                           (ix) On the Closing Date, there will be [ ] authorized shares and after the Closing Date there will be [ ] outstanding shares. The outstanding member interests of Chiles Offshore LLC have been and the outstanding shares of capital stock of Chiles Offshore Inc. will be validly authorized and issued, fully paid and non-assessable. The outstanding shares of capital stock of the Company will conform to the description of the capital stock of the Company in the Prospectus after the Closing Date; and Chiles Magellan LLC, Chiles Columbus LLC and Chiles Finance Corp. are the only subsidiaries of the Company, all of the outstanding shares of capital stock or and member interests of each such subsidiary have been validly authorized and issued, are fully paid and nonassessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

                           (x) The unissued Securities to be issued and sold by the Company to the Underwriters hereunder have been validly authorized, and when issued and delivered against payment therefor as provided herein, will be, validly issued, fully paid and non-assessable and will conform to the description of the Common Stock in the Prospectus. The equity holders of the Company have no preemptive rights with respect to any of its issued or unissued securities. At the Execution Date, all issued and outstanding securities of the Company have been, and at the Closing Date, will have been, issued in compliance with all federal and state securities laws and not in violation of any preemptive or similar rights.

                           (xi) The execution, delivery and performance of this Agreement, the issuance and sale of the Securities by the Company, the consummation by the Company of the transactions herein contemplated as well as the Incorporation Event (including the issuance of securities in connection therewith) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, stockholders' agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the

         Company or any its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Operating Agreement, Certificate of Incorporation, By-laws, or any other organizational documents of the Company or its subsidiaries or any statute (including the Shipping Act of 1916, as amended) or any order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties (including the U.S. Maritime Administration and the U.S. Coast Guard); and no consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities, the issuance of any securities in connection with an Incorporation Event, the effecting of an Incorporation Event or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Securities, such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the approval of the State of Delaware in connection with an Incorporation Event.

                           (xii) This agreement has been duly authorized, executed and delivered by the Company and each of its subsidiaries.

                           (xiii) Other than as set forth in the Prospectus there are no legal or governmental actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and, to the best of the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                           (xiv) Each of the Company, the Chiles Magellan LLC and the Chiles Columbus LLC is a citizen of the United States within the meaning of Section 2 of the Shipping Act of 1916, as amended (the "Shipping Act") and is qualified to engage in the coastwise trade of the United States; the issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not cause the Company, Chiles Columbus LLC or Chiles Magellan LLC to cease to be a citizen of the United States within the meaning of
         Section 2 of the Shipping Act or cause any of them to cease to be qualified to engage in the coastwise trade of the United States.

                           (xv) The Company and its subsidiaries hold all licenses, consents, certificates, permits, authorities and approvals required by, and are in compliance with, all laws, rules and regulations of state, Federal and foreign governmental authorities that regulate the conduct of the business of the Company, including but not limited to, the U.S. Maritime Administration, the Shipping Act of 1916, as amended, and the U.S. Coast Guard, and the Company and its subsidiaries and have not received any notice of proceedings relating to the revocation or modification thereof, except where the receipt of such notice or the failure to hold any such license, consent or approval or to be in compliance with any such regulation would not have a Material Adverse Effect.

                           (xvi) National Response Corporation ("NRC") has been designated an Oil Spill Removal Organization by the U.S. Coast Guard pursuant to the Oil Pollution Act of 1990.]

                           (xvii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

                           (xviii) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                           (xix) No labor dispute with the employees of the Company or its subsidiaries exists or, to the knowledge of the Company or its subsidiaries, is imminent that might have a Material Adverse Effect on the Company.

                           (xx) None of the Company or its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and none of the Company or its subsidiaries is aware of any pending investigation which might lead to such a claim.

                           (xxi) The financial statements included in the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial information included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                           (xxii) Each of (i) the Platform Construction
         Agreement, dated April 6, 2000, by and between Keppel FELS Limited and Chiles Offshore LLC relating to the CHILES DISCOVERY, (ii) Platform Construction Agreement, dated April 6, 2000, by and between Amfels, Inc. and Chiles Offshore LLC relating to the CHILES DISCOVERY, (iii) the Master Option Agreement, dated April 6, 2000, by and between Chiles Offshore LLC, Keppel FELS Limited and Amfels, Inc., and (iv) the Bareboat Charter Agreement, dated November 30, 1999 between Chiles Offshore LLC and Perforadora Central, S.A. de C.V. is in full force and effect and no default or event that with notice, a lapse of time, or both, would constitute a default, exists thereunder with respect to the obligations of Company. To the knowledge of the Company, such contracts are binding and enforceable against the other parties thereto, and no default or event that with notice, a lapse of time, or both, would constitute a default, exists thereunder with respect to the obligations of such other parties.

                           (xxiii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                           (xxiv) The proceeds to the Company from the offering of the Securities will be used as described in the Prospectus.

                           (xxv) Each of the Company and its subsidiaries maintains insurance with respect to its properties (including those under construction) and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

                           (xxvi) None of the Company, its subsidiaries, any of their respective affiliates, or any director, officer, agent, employee or other person, in any case, acting on behalf of the Company or its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                           (xxvii) The Securities have been approved for listing on the American Stock Exchange, subject to notice of issuance.

                           (xxviii) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                           (xxix) (i) the Registration Statements, the
         Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that
         (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

                           (xxx) The Company has not offered, or caused the Underwriters to offer, any Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence
         (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

         2. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $ per share, the respective numbers of shares of Underwritten Securities set forth opposite the names of the Underwriters in Schedule I hereto.

         The Company will deliver the Underwritten Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company at the office of Vinson & Elkins L.L.P., at 10:00 A.M., New York time, on July [ ], 2000, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Securities sold pursuant to the offering. The certificates for the Underwritten Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of Vinson & Elkins L.L.P. at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Underwritten Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Underwritten Securities set forth opposite such Underwriter's name bears to the total number of shares of Underwritten Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Underwritten Securities. No Optional Securities shall be sold or delivered unless the Firm

Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company, at the office of Vinson & Elkins L.L.P. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of Vinson & Elkins L.L.P. at a reasonable time in advance of such Optional Closing Date.

         4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

         5. AGREEMENTS.

         (a) Each of the Company and its subsidiaries agrees with the several Underwriters that:

                           (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                           (ii) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without

         CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                           (iii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend a Registration Statement or amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will (A) notify CSFBC of such event and prepare and file with the Commission, subject to the first sentence of paragraph (A)(ii) of this Section 5, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and (B) supply any amended or supplemented Registration Statement or Prospectus to you in such quantities as you may reasonably request. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                           (iv) As soon as practicable, but not later than the Availability Date ("s defined below), the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(A) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                           (v) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any amendment and supplement thereto as the Representatives may reasonably request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Registration Statement. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                           (vi) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

                           (vii) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (A) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (B) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                           (viii) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Securities, costs for listing the Securities on the American Stock Exchange, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                           (ix) For a period of 180 days after the date of the initial public offering of the Securities (the "Lock-up Period"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into, or exchangeable or exercisable for, any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFB; provided, however, that (I) the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (II) the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                           (x) The Company will (a) consummate an Incorporation Event on or prior to the First Closing Date, as contemplated in the Amendment, dated as of June 14, 2000, to the Second Amended and Restated Operating Agreement of Chiles LLC, dated as of May 1, 2000 and
         (b) will not waive, amend, alter or limit the scope or effectiveness of, in any way, and will enforce, its rights under Section 7 of the form of Registration Rights Agreement filed as Exhibit 10.16 to the Initial Registration Statement.

                           (xi) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                           (xii) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

                           (xiii) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Shares Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program.

                           (xiv) Furthermore, the company covenants with the Underwriters that the company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

         6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Underwritten Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and its subsidiaries herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

         (a) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(A) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

         (b) The Company shall have furnished to the Representatives the opinion of Weil, Gotshal & Manges, counsel for the Company, dated the Closing Date, to the effect that:

                           (i) Each of the Company (prior to its conversion to a Delaware corporation), Chiles Magellan LLC and Chiles Columbus LLC has been duly formed and is an existing limited liability company in good standing under the laws of the State of Delaware, with power and authority (limited liability company and other) to own its properties and conduct its business as described in the Prospectus; and each of the Company (prior to its conversion to a Delaware corporation), Chiles Magellan LLC and Chiles Columbus LLC is duly qualified to do business as a foreign limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                           (ii) Each of the Company (subsequent to its conversion from a Delaware limited liability company) and Chiles Offshore Finance Corp. has been duly formed and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each of the Company (subsequent to its conversion from a Delaware limited liability company) and Chiles Offshore Finance Corp. is duly qualified to do business as a foreign limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                           (iii) all the outstanding shares of capital stock and member interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock and member interests of such subsidiaries are owned by the Company directly, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                           (iv) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the conversion from a Delaware limited liability company to a Delaware corporation pursuant to Section 266 of the Delaware General Corporation Law has been duly and validly authorized and effected; the Securities being sold hereunder by the Company are duly authorized for listing, subject to official notice of issuance, on the American Stock Exchange; the certificates for the Securities are in valid and sufficient form; the equity holders of the Company have no preemptive rights with respect to any of its securities outstanding or to any of the Securities;

                           (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in a Registration Statement or the Prospectus which is not adequately disclosed, and there is no contract or other document of a character required to be described in a Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                           (vi) the Initial Registration Statement and the Additional Registration Statement, if any, has become effective under the Act; the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), any required filing of the Prospectus, and any amendments or supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statements has been issued, no proceedings for that purpose have been instituted, threatened or are contemplated;

                           (vii) this Agreement has been duly authorized, executed and delivered by the Company and its subsidiaries;

                           (viii) no consent, approval, authorization or order of any court, governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction (and maritime, admiralty and related laws, rules and regulations, as to which such counsel need express no opinion) in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (ix) the execution, delivery and performance of this Agreement and the issuance and sale of the Securities will not conflict with, result in a breach or violation of, or constitute a default under any law, statute, rule or regulation (other than maritime, admiralty and related laws, rules and regulations, as to which such counsel need express no opinion) or the charter, by-laws or operating agreement of the Company or any of its subsidiaries or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries (other than public or governmental authorities having jurisdiction over maritime, admiralty or related matters or who enforce or interpret maritime or admiralty laws or promulgate any regulations as to such matters), and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                           (x) No holders of securities of the Company have rights to the registration of such securities under (a) the Registration Statement or (b) any other registration statement other than pursuant to the Registration Rights Agreement filed as
         Exhibit 10.16 to the Initial Registration Statement;

                           (xi) The descriptions in the Registrations Statements and Prospectus under the captions "Prospectus Summary," "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Certain Relationships and Related Transactions," "Description of Capital Stock," "Shares Eligible for Future Sale" and "Item 14," insofar as they describe the provisions of documents, instruments and agreements therein described and legal and governmental proceedings, constitute fair summaries thereof, and are accurate in all material respects; the statements in the Registrations Statements and Prospectus under the caption "Business C Governmental Regulation," insofar as they purport to describe federal environmental laws of the United States, fairly present in all material respects the information set forth therein; the statements in the Registrations Statements and Prospectus under the captions "Shares Eligible for Future Sale," "Description of Capital Stock" and "Item 14," insofar as they purport to describe the securities laws of the United States and the laws of the State of Delaware, fairly present in all material respects the information set forth therein; and the statements in the Registration Statements and Prospectus under the caption "United States Federal Income Tax Consequences to Non-U.S. Holders," insofar as they purport to describe federal income tax laws of the United States, fairly present in all material respects the information set forth therein; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data derived therefrom contained in the Registrations Statements and Prospectus. [Insofar as such opinion covers federal environmental laws of the] United States, such counsel may rely solely upon the opinion of Gardere Wynne Sewell & Riggs L.L.P.]; and

                           (xii) None of the Company or any of its subsidiaries is nor, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be, an "investment company" as defined in the Investment Company Act.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of New York or Texas or the United States or the corporation law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

         In addition to the foregoing, such counsel shall provide a statement confirming to you that, in the opinion of such counsel, the Registration Statements and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no view), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and such counsel shall provide a statement to you to the effect that, it has participated in conferences with directors, executive officers and other representatives of the Company and representatives of the Company's independent public accountants, at which conferences the contents of the Registration Statements and related matters were discussed, and although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus (except to the extent set forth in paragraph (xi) above) such counsel's work in connection with this matter did not disclose any information that gave it reason to believe that, as of their effective dates, the Registration Statements or any further amendment thereto made by the Company prior to the Closing Date (other than, in each case, the financial statements and related statements and related schedules therein, as to which such counsel need express no view), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no view) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Closing Date, either the Registration Statements or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no view) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made in the case of the Prospectus, not misleading.

         (c) The Company shall have furnished to the Representatives the opinion of Fort & Schlefer, special regulatory counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the issue and sale of the shares of Common Stock being delivered by the Company, the compliance by the Company with all of the provisions of this Agreement, the effecting of an Incorporation Event or the consummation of the transactions herein contemplated will not conflict with, or violate or constitute a default under, (i) any U.S. Federal maritime or admiralty law or regulation (including, without limitation, the Shipping Act of 1916 and those of the U.S. Maritime Administration and the U.S. Coast Guard) or (ii) any judgment, writ, injunction, decree or order binding on the Company or any of its subsidiaries of which such counsel is aware of any U.S. Federal court or governmental authority having jurisdiction over any maritime or admiralty matters or who enforce or interpret any maritime or admiralty laws or promulgate any regulations as to such matters;

                           (ii) no consent, approval, waiver, license or other authorization by or filing with any U.S. Federal maritime or admiralty governmental authority is required for the issue and sale of the shares of Common Stock being issued by the Company, the effecting of an Incorporation Event or the consummation by the Company of the transactions contemplated herein;

                           (iii) immediately prior to the Closing Date, the Company and each of its subsidiaries was a citizen of the United States within the meaning of Section 2 of the Shipping Act and was qualified to operate vessels in the coastwise trade of the United States; immediately following the issue and sale of the shares of Common Stock by the Company and the compliance by the Company and the Underwriters with all of the provisions of this Agreement ("and the consummation of the transactions herein contemplated and assuming that at least ___% of the shares are issued and sold to, and held of record and beneficially owned by, persons who are citizens of the United States), the Company will remain a citizen of the United States within the meaning of Section 2 of the Shipping Act and will continue to be qualified to operate vessels in the coastwise trade of the United States;

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the District of Columbia or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (e) include any supplements thereto at the Closing Date.

         (d) The Representatives shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities delivered on such Closing Date, the Registration Statements, the Prospectus (together with any amendment or supplement thereto) and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the President or any Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statements, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of the Registration Statements has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

                           (iii) the Rule 462(b) Prospectus, if any, was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and

                           (iv) subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus or as described in such certificate.

         (f) Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Rules and Regulations and stating in effect that:

                           (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statements and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                           (iii) on the basis the review referred to in clause
         (ii) above, nothing came to their attention which caused them to believe that:

         (1) any unaudited financial statements included in the Registration Statements and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

         (2) with respect to the period subsequent to [June 30], 2000, there were any changes, at a specified date not more than three business days prior to the date of this Agreement, in the long-term debt or capital contributions, net of offering costs of the Company and its consolidated subsidiaries, increases in short term indebtedness of the Company and its consolidated subsidiaries, or decreases in the members' equity, net current assets or working capital of the Company and its consolidated subsidiaries as compared with the amounts shown on the [June 30], 2000 consolidated balance sheet included in the Registration Statements and the Prospectus, or for the period from [July 1], 2000, to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net operating income, revenues, income (loss) before extraordinary item or in total amounts of consolidated net income of the Company and its consolidated subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

         (3) the information included in the Registration Statements and the Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data),
Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K;

                           (iv) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statements and the Prospectus, including, but not limited to, the information set forth under the captions "Prospectus Summary", "Selected Historical Financial Data", "Risk Factors", "Use of Proceeds", "Capitalization", "Dilution", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Management", Certain Relationships and Related Transactions", "Principal Stockholders", "Description of Capital Stock" and "Shares Eligible for Future Sale" and such information agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

         For purposes of this subsection (f), if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. References to the Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

         (g) The Representatives shall have received a letter, dated the Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (f) of this Section 6, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

         (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statements and the Prospectus, there shall not have been any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6.

         (i) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company, from SEACOR Smit Inc., Keppel Corporation Limited and COI, LLC and from any other person which shall be a [ ]% stockholder of the Company after the Offering, in which each such person agrees, for a period of 180 days after the date of the initial public offering of the Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock (other than the Securities or shares of Common Stock disposed of as bona fide gifts) or securities convertible into, or exchangeable or exercisable for, any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of our Common Stock, whether any such aforementioned transaction is to be settled by delivery of our common stock, or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFB.

         (j) Subsequent to the Execution Time, there shall not have been (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities;
(ii) any downgrading in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension of trading in the Company's Common Stock by the Commission or on any exchange or in the over the counter market or any suspension or limitation of trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System or any establishment of minimum prices on either of such Exchange or Market System, (iv) any declaration of a banking moratorium either by Federal or New York State authorities or by Singaporean authorities, (v) any outbreak or escalation of hostilities in which the United States is involved, declaration by the United States of a national emergency or war or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of a majority in interest of the Underwriters, including the Representatives, impracticable or inadvisable to proceed with the offering or the sale or delivery of, or payment for, the Securities, or (vi) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of in the judgment of a majority in interest of the Underwriters, including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market.

         (k) An Incorporation Event shall have been duly and validly authorized and effected and the form of Registration Rights Agreement filed as Exhibit
10.16 to the Initial Registration Statement, including Section 7 therein (which shall not have been amended or altered in any way), shall have been adopted and agreed to by each stockholder of the Company.

         (l) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) Each of the Company and its subsidiaries agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statements, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made from any such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described in subsection 7(b) below. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         Each of the Company and its subsidiaries agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "Designated Entities"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

         (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the sixth and fourteenth paragraphs under the caption "Underwriting."

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above . In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 7(a) hereof in respect of such action or proceeding, then in addition to the separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act of Section 20 of the Exchange Act. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of fault of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters, respectively, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, each indemnifying party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters, respectively, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. Relative fault shall be determined by reference to, among other things, whether the alleged untrue statement or omission relates to information provided by the Company or the Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Underwritten Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to
Section 7 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(j), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

         10. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Credit Suisse First Boston Corporation, at Eleven Madison Avenue, New York, NY 10010-3629,
Attention: Investment Banking Department of Transactions Advisory Group; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Chiles Offshore, Inc., 1370 Avenue of the Americas, 25th Floor, New York, New York 10019, Attention: Dick Fagerstal; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         12. REPRESENTATION. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

         13. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                      Very truly yours,

                                      Chiles Offshore LLC


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      Chiles Columbus LLC


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      Chiles Magellan LLC


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      Chiles Offshore Finance Corp.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


Credit Suisse First Boston Corporation
Salomon Smith Barney Inc
Prudential Securities Incorporated
Wasserstein Perella Securities, Inc


By: Credit Suisse First Boston Corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                    EXHIBIT A


                               CHILES OFFSHORE LLC

                     INITIAL PUBLIC OFFERING OF COMMON STOCK


                                     , 2000


Credit Suisse First Boston Corporation
Salomon Smith Barney Inc
Prudential Securities Incorporated
Wasserstein Perella Securities, Inc.
As Representatives of the several Underwriters
c/o Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY 10010-3629


Dear Sirs:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Chiles Offshore LLC, a Delaware limited liability company (the "Company") and each of you as Representatives of the underwriters named therein, pursuant to which an offering will be made that is intended to result in the establishment of a public market for the Common Stock, $.01 par value (the "Securities"), of the Company.

         In order to induce the Representatives to enter into the Underwriting Agreement, the undersigned agrees that from the date hereof and until 180 days after the date of the initial public offering set forth on the final prospectus used to sell the Securities (the "Public Offering Date") pursuant to the Underwriting Agreement, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into, or exchangeable or exercisable for, any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities, or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston Corporation. In addition, the undersigned agrees that, without the prior written consent of Credit Suisse First Boston Corporation it will not, during the period commencing on the date hereof and ending 180 days after the Public

Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

         Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement.

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

         This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before [ ].

                                             Very truly yours,


                                             -----------------------------------
                                             Name:

                                   SCHEDULE I


                               CHILES OFFSHORE LLC


--------------------------------------------------------------------------------
                                                                  Number of
                                                                 Underwritten
                                  Underwriter                     Securities
================================================================================
CS First Boston Corporation .....................................
--------------------------------------------------------------------------------
Salomon Brothers Inc.............................................
--------------------------------------------------------------------------------
Prudential Securities Incorporated...............................
--------------------------------------------------------------------------------
Wasserstein Perella Securities, Inc..............................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Underwriters ..............................................

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------